UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 20, 2013

Commission File No.	Registrant; State of Incorporation; Address; and Telephone Number	I.R.S. Employer Identification Number

FIRSTENERGY OHIO PIRB SPECIAL PURPOSE TRUST 2013
333-187692-06	(Exact name of Issuing Entity) (A Delaware Statutory Trust)	46-6795854

001-02323	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY (Exact name of sponsor as specified in its charter) (An Ohio Corporation)	34-0150020

001-02578	OHIO EDISON COMPANY (Exact name of sponsor as specified in its charter) (An Ohio Corporation)	34-0437786

001-03583	THE TOLEDO EDISON COMPANY (Exact name of sponsor as specified in its charter) (An Ohio Corporation)	34-4375005

333-187692-03	CEI FUNDING LLC (A Delaware Limited Liability Company)	46-1367273

333-187692-01	OE FUNDING LLC (A Delaware Limited Liability Company)	46-1367425

333-187692-04	TE FUNDING LLC (A Delaware Limited Liability Company)	46-1367453

c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 20, 2013, FirstEnergy Ohio PIRB Special Purpose Trust 2013 (the “Issuing Entity”) issued and sold $444,922,000 aggregate principal amount of Pass-Through Trust Certificates (the “Certificates”) consisting of (i) $111,971,000 aggregate principal amount of 0.679% Pass-Through Trust Certificates, Tranche A-1, due 2019, (ii) $70,468,000 aggregate principal amount of 1.726% Pass-Through Trust Certificates, Tranche A-2, due 2022, and (iii) $262,483,000 aggregate principal amount of 3.450% Pass-Through Trust Certificates, Tranche A-3, due 2036, pursuant to an Underwriting Agreement, dated as of June 12, 2013, by and among the Issuing Entity, The Cleveland Electric Illuminating Company, Ohio Edison Company, The Toledo Edison Company, CEI Funding LLC, OE Funding LLC, TE Funding LLC and Citigroup Global Markets, Inc., Goldman, Sachs & Co. and Credit Agricole Securities (USA) Inc., as Representatives of the several underwriters named in Schedule I thereto.

The principal assets of the Issuing Entity consist of (i) $232,046,000 aggregate principal amount of phase-in-recovery bonds issued by CEI Funding LLC, (ii) $169,504,000 aggregate principal amount of phase-in-recovery bonds issued by OE Funding LLC, and (iii) $43,372,000 aggregate principal amount of phase-in-recovery bonds issued by TE Funding LLC, which were acquired by the Issuing Entity using the net proceeds from the sale of the Certificates.

In connection with the issuance and sale to the underwriters of the Certificates, legal opinions were rendered related to the validity of, and certain federal and Ohio income tax considerations and constitutional law matters relating to, the Certificates and phase-in-recovery bonds, which legal opinions are attached as exhibits to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
5.1	Opinion of Calfee, Halter & Griswold LLP, with respect to the legality of the Bonds.

5.2	Opinion of Richards, Layton & Finger, P.A., with respect to the legality of the Pass-Through Trust Certificates.

5.3	Opinion of Richards, Layton & Finger, P.A., with respect to the due authorization of the Bonds of CEI Funding LLC.

5.4	Opinion of Richards, Layton & Finger, P.A., with respect to the due authorization of the Bonds of OE Funding LLC.

5.5	Opinion of Richards, Layton & Finger, P.A., with respect to the due authorization of the Bonds of TE Funding LLC.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP, with respect to federal tax matters.

8.2	Opinion of Calfee, Halter & Griswold LLP, with respect to Ohio state tax matters.

23.1	Consent of Richards, Layton & Finger, P.A. (contained in Exhibits 5.2, 5.3, 5.4 and 5.5 hereto).

23.2	Consent of Calfee, Halter & Griswold LLP (contained in Exhibits 5.1, 8.2 and 99.2 hereto).

23.3	Consent of Akin Gump Strauss Hauer & Feld LLP (contained in Exhibits 8.1 and 99.1 hereto).

99.1	Opinion of Akin Gump Strauss Hauer & Feld LLP, with respect to certain federal constitutional law matters.

99.2	Opinion of Calfee, Halter & Griswold LLP, with respect to certain Ohio state constitutional law matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

June 20, 2013

FIRSTENERGY OHIO PIRB SPECIAL PURPOSE TRUST 2013

By:	The Cleveland Electric Illuminating Company Ohio Edison Company The Toledo Edison Company, as Administrative Trustees

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY OHIO EDISON COMPANY THE TOLEDO EDISON COMPANY CEI FUNDING LLC OE FUNDING LLC TE FUNDING LLC

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President and Controller